UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2019

Ares Commercial Real Estate Corporation
(Exact name of registrant as specified in its charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 42nd Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ACRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

On June 5, 2019, ACRC Lender LLC (“ACRC Lender”), a subsidiary of Ares Commercial Real Estate Corporation (the “Company”), entered into an amendment to its $50.0 million secured revolving funding facility (the “CNB Facility”) with City National Bank (“CNB”). The purpose of the amendment was to, among other things: (1) decrease the interest rate on advances under the CNB Facility to a per annum rate equal to the sum of, at the ACRC Lender’s option, either (a) LIBOR for a one, two, three, six or, if available to all lenders, 12-month interest period plus 2.65% or (b) a base rate (which is the highest of a prime rate, the federal funds rate plus 0.50%, or one-month LIBOR plus 1.00%) plus 1.00%, provided that in no event shall the interest rate be less than 2.65%; (2) permit ACRC Lender to request that CNB increase the commitment amount of the CNB Facility from $50.0 million to $75.0 million once per calendar year for a period of 120 days, which increase in the commitment amount is subject to CNB’s approval; and (3) extend the initial maturity date of the CNB Facility to March 11, 2020. In addition, ACRC Lender has two 12-month extensions at its option provided that certain conditions are met and applicable extension fees are paid, which, if exercised, would extend the maturity date of the CNB Facility to March 10, 2022. Borrowings under the CNB Facility are subject to the maintenance of a minimum borrowing base of pledged investments. The CNB Facility is guaranteed by the Company.

The foregoing description is only a summary of certain material provisions of the amendment to the CNB Facility and is qualified in its entirety by reference to a copy of such agreement, which is filed herewith as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)                           Exhibits:

Exhibit Number	Exhibit Description
10.1
Amendment Number Seven to Credit Agreement, dated as of June 5, 2019, by and among ACRC Lender LLC, as borrower, City National Bank, a national banking association, as arranger and administrative agent, and the lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       June 6, 2019

ARES COMMERCIAL REAL ESTATE CORPORATION

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	General Counsel, Vice President and Secretary